EXHIBIT 10.53





                                  AGREEMENT TO
                                  ------------
TERMINATE RIGHT OF FIRST REFUSAL AGREEMENT ANDAMENDREGISTRATION RIGHTS AGREEMENT
--------------------------------------------------------------------------------

THIS AGREEMENT TO TERMINATE RIGHT OF FIRST REFUSAL AGREEMENT AND AMEND REGISTRATION RIGHTS AGREEMENT (the "Amendment"), dated as of March 17, 2005 (the "EFFECTIVE DATE"), is made by and among (i) American Leisure Holdings, Inc. (the "ALHI"), American Leisure Marketing & Technology, Inc., a Florida corporation ("ALMT"), Orlando Holidays, Inc., a Florida corporation ("OHI"), American Leisure, Inc., a Florida corporation ("AL"), Welcome To Orlando, Inc., a Florida corporation ("WTO"), American Travel & Marketing Group, Inc., a Florida corporation ("ATMG"), Hickory Travel Systems, Inc., a Florida corporation
("HTS"), Caribbean Leisure Marketing Limited, an Antiguan limited company ("CLM"), Castlechart Limited, a United Kingdom private limited company ("CC") (ALHI, ALMT, OHI, AL, WTO, ATMG, HTS, CLM, and CC collectively referred to herein as the "BORROWERS" and individually as a "BORROWER"); (ii) Osvaldo Pi ("PI"), Ronald M. Stein ("STEIN"), Daniel T. Bogar ("BOGAR"), William R. Fusselmann ("FUSSELMANN") (Pi, Stein, Bogar and Fusselmann collectively, the "WARRANT HOLDERS"); (Hi) Malcolm Wright, a shareholder of the Company (the "SHAREHOLDER"); and (iv) Stanford Venture Capital Holdings, Inc. ("LENDER"). AH other capitalized terms used in this Amendment and not otherwise defined have the meanings set forth in that certain Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT," attached hereto as Exhibit A), dated June 17, 2004, by and between ALHI and Lender.

                                    RECITALS:

WHEREAS, the Shareholder and the Warrant Holder entered into that certain Right of First Refusal Agreement, dated as of May 27, 2004 (the "RIGHT OF FIRST REFUSAL AGREEMENT," attached hereto as Exhibit B), pursuant to which the Shareholder was granted a right of first refusal to purchase the shares of common stock underlying certain warrants owned by the Warrant Holders; and

WHEREAS, ALHI and Lender entered into the Registration Rights Agreement pursuant to which the Lender was granted certain registration rights with respect to certain Securities; and

WHEREAS, all of the parties hereto wish to cause, authorize, and/or consent to the termination of the Right of First Refusal Agreement and the amendment to the Registration Rights Agreement as provided below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     TERMINATION OF THE RIGHT OF FIRST REFUSAL AGREEMENT

     (a) The Right of First Refusal Agreement is hereby terminated and all commitments, terms, and conditions thereof are terminated, released and discharged effective upon the date hereof.

2.    AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     (a) Section 4(a) of the Registration Rights Agreement is amended by extending the date by which ALHI agrees to prepare and file a Registration Statement with Securities and Exchange Commission to no later than June 30, 2005.

3.    MISCELLANEOUS.

     (a) The Registration Rights Agreement is reaffirmed and ratified in all respects, except as expressly provided herein.

     (b) In the event of any conflict between the terms or provisions of this Amendment and the Registration Rights Agreement, this Amendment shall prevail in all respects. Otherwise, the provisions of the Registration Rights Agreement shall remain in full force and effect.

     (c) The parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Amendment, which may be reasonably required for the implementation of this Amendment and the transactions contemplated hereby.

     (d) This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument. For purposes of authenticating this Amendment, facsimile signatures shall be deemed original.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to Terminate Right of First Refusal Agreement and Amend Registration Rights Agreement to be effective on the date first written above.


                                          BORROWERS:

Signed, sealed and delivered              AMERICAN LEISURE HOLDINGS, INC.,
                                          a Nevada corporation

/s/ Marie -Marthe Jerome
------------------------
(Signature of Witness)

Marie -Marthe Jerome                      By:  /s/ M J Wright
------------------------                     ----------------------------
(Printed Name of Witness)                 Name:    M J Wright
                                               --------------------------
                                          Title:   CEO
                                               --------------------------



Signed, sealed and delivered              ORLANDO HOLIDAYS, INC.,
                                          a Florida corporation

/s/ Marie -Marthe Jerome
------------------------
(Signature of Witness)

Marie -Marthe Jerome                      By:  /s/ M J Wright
------------------------                       --------------------------
(Printed Name of Witness)                 Name:    M J Wright
                                               --------------------------
                                          Title:   CEO
                                               --------------------------




Signed, sealed and delivered              AMERICAN LEISURE MARKETING &
                                          TECHNOLOGY, INC.,
                                          a Florida corporation
/s/ Marie -Marthe Jerome
------------------------
(Signature of Witness)

Marie -Marthe Jerome                      By:  /s/ M J Wright
------------------------                     ----------------------------
(Printed Name of Witness)                 Name:    M J Wright
                                               --------------------------
                                          Title:   CEO
                                                -------------------------

Signed, sealed and delivered              AMERICAN LEISURE, INC.,
                                          a Florida corporation

/s/ Marie -Marthe Jerome
------------------------
(Signature of Witness)

Marie -Marthe Jerome                      By:  /s/ M J Wright
------------------------                     ----------------------------
(Printed Name of Witness)                 Name:    M J Wright
                                               --------------------------
                                          Title:   CEO
                                                -------------------------



Signed, sealed and delivered              WELCOME TO ORLANDO, INC.,
                                          a Florida corporation

/s/ Marie -Marthe Jerome
------------------------
(Signature of Witness)

Marie -Marthe Jerome                      By:  /s/ M J Wright
------------------------                     ----------------------------
(Printed Name of Witness)                 Name:    M J Wright
                                               --------------------------
                                          Title:   CEO
                                                -------------------------




Signed, sealed and delivered              AMERICAN TRAVEL & MARKETING
                                          GROUP, INC., a Florida corporation

/s/ Marie -Marthe Jerome
------------------------
(Signature of Witness)

Marie -Marthe Jerome                      By:  /s/ M J Wright
------------------------                     ----------------------------
(Printed Name of Witness)                 Name:    M J Wright
                                               --------------------------
                                          Title:   CEO
                                                -------------------------



Signed, sealed and delivered              HICKORY TRAVEL SYSTEMS, INC.
                                          a Delaware corporation

/s/ Marie -Marthe Jerome
------------------------
(Signature of Witness)

Marie -Marthe Jerome                      By:  /s/ L W Chiles
------------------------                     ----------------------------
(Printed Name of Witness)                 Name:    L W Chiles
                                               --------------------------
                                          Title:   PRES./CEO
                                                -------------------------

Signed, sealed and delivered              CARIBBEAN LEISURE MARKETING
                                          LIMITED, an Antiguan limited company

/s/ Marie -Marthe Jerome
------------------------
(Signature of Witness)

Marie -Marthe Jerome                      By:  /s/ M J Wright
------------------------                     ----------------------------
(Printed Name of Witness)                 Name:    M J Wright
                                               --------------------------
                                          Title:   CEO
                                                -------------------------



Signed, sealed and delivered              CHASTLECHART LIMITED, a United
                                          Kingdom private limited company

/s/ Marie -Marthe Jerome
------------------------
(Signature of Witness)

Marie -Marthe Jerome                      By:  /s/ M J Wright
------------------------                     ----------------------------
(Printed Name of Witness)                 Name:    M J Wright
                                               --------------------------
                                          Title:   CEO
                                                -------------------------


                                          WARRANT HOLDERS:

Signed, sealed and delivered

                                          /s/ Osvaldo Pi
-------------------------                 -------------------------------
(Signature of Witness)                    Osvaldo Pi


-------------------------
(Printed Name of Witness)




Signed, sealed and delivered

                                          /s/ Ronald M. Stein
-------------------------                 -------------------------------
(Signature of Witness)                    Ronald M. Stein


-------------------------
(Printed Name of Witness)

Signed, sealed and delivered

                                          /s/ Daniel T. Bogar
-------------------------                 -------------------------------
(Signature of Witness)                    Daniel T. Bogar


-------------------------
(Printed Name of Witness)



Signed, sealed and delivered

                                          /s/ William R. Fusselmann
-------------------------                 -------------------------------
(Signature of Witness)                    William R. Fusselmann


-------------------------
(Printed Name of Witness)


                                          SHAREHOLDER

Signed, sealed and delivered

/s/ Marie -Marthe Jerome                  /s/ Malcolm Wright
-------------------------                 -------------------------------
(Signature of Witness)                    Malcolm Wright

Marie -Marthe Jerome
-------------------------
(Printed Name of Witness)


                                          LENDER

Signed, sealed and delivered              STANFORD VENTURE CAPITAL
                                          HOLDINGS, INC., a Delaware corporation


-------------------------
(Signature of Witness)

                                          By: /s/ James M. Davis
-------------------------                     -------------------------------
(Printed Name of Witness)                 Name: James M. Davis
                                               ------------------------------
                                          Title: President
                                                -----------------------------